                                                                   Exhibit 10.5

                         OPERATIONAL SERVICES AGREEMENT



                      DATED AS OF [_________________], 2002



                                      AMONG



                             ENBRIDGE PIPELINES INC.



                       ENBRIDGE OPERATIONAL SERVICES, INC.



                          ENBRIDGE ENERGY COMPANY, INC.



                                       AND



                       ENBRIDGE ENERGY MANAGEMENT, L.L.C.

                         OPERATIONAL SERVICES AGREEMENT

      This OPERATIONAL SERVICES AGREEMENT (this "AGREEMENT") is made as of [_______], 2002 (the "EFFECTIVE DATE") among Enbridge Pipelines Inc. (f/k/a Interprovincial Pipe Line Inc.), a Canadian corporation ("ENBRIDGE"), Enbridge Energy Company, Inc. (f/k/a Lakehead Pipe Line Company, Inc.), a Delaware corporation ("EECI"), Enbridge Operational Services, Inc., a Canadian corporation ("EOSI") and Enbridge Energy Management, L.L.C., a Delaware limited liability company ("MANAGEMENT").

                                     RECITALS

      WHEREAS, Enbridge and EECI are parties to that certain Services Agreement dated as of January 1, 1992 (the "SERVICES AGREEMENT") pursuant to which Enbridge provides to EECI certain operational services; and

      WHEREAS, EECI is the sole general partner of Enbridge Energy Partners, L.P. (f/k/a Lakehead Pipe Line Partners, L.P.), a Delaware limited partnership ("the MLP"); and

      WHEREAS, pursuant to a Delegation of Control Agreement among Management, EECI and the MLP dated as of even date herewith (the "DELEGATION OF CONTROL AGREEMENT"), EECI has delegated to Management the power and authority to manage and control the business and affairs of the MLP; and

      WHEREAS, the parties desire to amend and restate the Services Agreement to make EOSI a party and to make Management a party so that the services provided by Enbridge and EOSI under this Agreement for the benefit of the MLP will be provided to Management; and

      WHEREAS, Enbridge will continue to provide certain services under this Agreement to EECI in its individual capacity.

      NOW, THEREFORE, for and in consideration of the mutual covenants contained in this Agreement, the parties hereto hereby agree to amend and restate the Services Agreement as follows:

                                    ARTICLE I
                              PROVISION OF SERVICES

            SECTION 1.1. PROVISION OF SERVICES.

                  (a) Enbridge and EOSI shall provide Management, for use by Management in connection with serving as the delegee of the power to manage and control the MLP, with certain services as set forth on EXHIBIT A (the "OPERATIONAL SERVICES") during the term of this Agreement and for such additional periods as the parties may agree.

                  (b) Enbridge and EOSI shall provide EECI with such of the Operational Services as EECI shall request from time to time during the term of this Agreement and for such additional periods as the parties may agree.


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                  (c) The services to be provided hereunder shall be provided from time to time at such times and pursuant to such instructions and specifications as Management and EECI shall provide.

            SECTION 1.2. CHANGE OF SERVICES.

                  (a) Enbridge, EOSI and Management shall have the right at any time during the term of this Agreement to request any changes in the Operational Services provided to Management, and such changes shall in no way affect the rights or obligations of EECI hereunder.

                  (b) Enbridge, EOSI and EECI shall have the right at any time during the term of this Agreement to request any changes in the Operational Services provided to EECI, and such changes shall in no way affect the rights or obligations of Management hereunder.

                  (c) Any change in the Operational Services shall be authorized in writing and evidenced by an amendment to EXHIBIT A, which amendment shall be signed by the parties affected thereby. Unless otherwise agreed in writing, the provisions of this Agreement shall apply to all changes in the Operational Services.

            SECTION 1.3. GENERAL SERVICES NONEXCLUSIVE.

                  (a) Subject to SECTION 1.4, Enbridge and EOSI may provide the Operational Services to any other person from time to time.

                  (b) Management and EECI shall not be obliged to acquire the Operational Services exclusively from Enbridge or EOSI but shall remain free to acquire such services from any other sources which they feel are appropriate, without the prior written approval of Enbridge or EOSI.

            SECTION 1.4. COMMITMENT OF RESOURCES.

                  (a) Enbridge and EOSI agree to commit on a priority basis sufficient resources in providing services hereunder in order that Management may reasonably rely on Enbridge's and EOSI's ability to assist Management in carrying out its responsibilities as the delegee of the power to manage and control the MLP. Enbridge and EOSI will provide services to the MLP required of Management as such delegee of such power pursuant to the applicable provisions of the Delegation of Control Agreement and the Third Amended and Restated Agreement of Limited Partnership of the MLP dated as of even date herewith (the "MLP Partnership Agreement"). Notwithstanding anything herein to the contrary, Enbridge shall continue to perform the services provided under this Agreement as long as Management is the delegee of the power to manage and control the MLP, or until such time as this Agreement is terminated by mutual agreement between Enbridge, EOSI and Management.


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                  (b) Enbridge and EOSI agree to commit on a priority basis
      sufficient resources in providing services hereunder in order that EECI may reasonably rely on Enbridge's and EOSI's ability to assist EECI in carrying out its day to day operations.

            SECTION 1.5. AUTHORIZATION OF EMPLOYEES.

                  (a) Management shall execute any and all documents necessary to effectuate the authorization of Enbridge's and EOSI's employees to represent and bind Management and the MLP in the provision of services by Enbridge and EOSI pursuant to this Agreement. Such authorization by Management of the employees of Enbridge and EOSI shall be in accordance with and pursuant to the authority guidelines adopted by the Board of Directors of Management, Enbridge and of EOSI and in accordance with the general authority guidelines set forth in the General Procedures Manuals for Management, Enbridge and EOSI.

                  (b) EECI shall execute any and all documents necessary to effectuate the authorization of Enbridge's and EOSI's employees to represent and bind EECI in the provision of services by Enbridge and EOSI pursuant to this Agreement. Such authorization by EECI of the employees of Enbridge and EOSI shall be in accordance with and pursuant to the authority guidelines adopted by the Board of Directors of EECI, Enbridge and of EOSI and in accordance with the general authority guidelines set forth in the General Procedures Manuals for EECI, Enbridge and EOSI.

                                   ARTICLE II
                                  COMPENSATION

            SECTION 2.1. PAYMENT FOR SERVICES.

                  (a) Management agrees to pay Enbridge and EOSI for the provision of the Operational Services under this Agreement (other than under SECTION 6.3) a fee determined on the basis of an estimate of a proportionate allocation of Enbridge's and EOSI's appropriate departmental costs, net of amounts charged to other affiliated persons and amounts identifiable as costs of Enbridge or EOSI, as the case may be, exclusively, as agreed to by respective managers of Management, Enbridge and EOSI.

                  (b) EECI agrees to pay Enbridge and EOSI for the provision of Operational Services under this Agreement a fee determined on the basis of an estimate of a proportionate allocation of Enbridge's and EOSI's appropriate departmental costs, net of amounts charged to other affiliated persons and amounts identifiable as costs of Enbridge or EOSI, as the case may be, exclusively, as agreed to by respective managers of EECI, Enbridge and EOSI.

            SECTION 2.2. SPECIAL SERVICES. Management and EECI may from time to time request Enbridge and/or EOSI to provide special services additional to the Operational Services. Management or EECI, as appropriate, shall pay Enbridge's or EOSI's, as the case may be, costs and expenses incurred in the provision of such special services in the manner and at the times specified in SECTION 3.1.


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            SECTION 2.3. DIRECT BILLING OF THE MLP. For services attributable to the MLP, Enbridge or EOSI shall, at Management's request, directly bill the MLP for such services.

            SECTION 2.4. U.S. DOLLARS. All amounts payable under this Agreement are expressed, and shall be paid, in U.S. dollars.

                                   ARTICLE III
                         TERMS OF PAYMENT AND ACCOUNTING

            SECTION 3.1. CALCULATION AND SUBMISSION OF CHARGES. Enbridge and EOSI shall submit charges to Management and EECI at the end of each month calculated on the basis of one-twelfth (1/12) of the estimated annual costs of the services provided hereunder, accompanied by such supporting documentation as agreed upon from time to time by the parties hereto. The fee will be adjusted if necessary following the completion of each year of this Agreement based on the actual costs for the services provided hereunder.

                                    ARTICLE IV
                                AUDIT REQUIREMENTS

            SECTION 4.1. ACCESS TO BOOKS AND RECORDS. Management and EECI, or their duly authorized representatives, will have access at all reasonable times, during the term of this Agreement and for a period of three (3) years thereafter, to Enbridge's and EOSI's books, records, data stored in computers and all documentation pertaining to Enbridge's and EOSI's services rendered under this Agreement for the purpose of auditing and verifying the costs of such services or for any reasonable purpose. Enbridge or EOSI shall not charge Management or EECI for any cost it may incur in connection with such audit. Enbridge and EOSI agree to promptly reimburse Management and EECI for audit claims resolved in the Management's or EECI's favor.

            SECTION 4.2. DOCUMENT RETENTION. Enbridge will preserve for a period of six (6) years after termination of this Agreement all documents mentioned in
SECTION 4.1, and for longer periods upon specific request.

                                    ARTICLE V
                          LIABILITY AND INDEMNIFICATION

            SECTION 5.1. INDEMNIFICATION OF MANAGEMENT AND EECI. Enbridge and EOSI will:

                  (a) indemnify and save harmless Management and EECI from and against all claims, actions, losses, expenses, costs and damages of every nature and kind whatsoever which Management and/or EECI (or their respective officers, employees or agents) may suffer as a result of the negligence of Enbridge or EOSI in the provision or non-provision of services under this Agreement;

                  (b) defend any claim or suit brought against Management and/or EECI based upon such loss or damage; and


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                  (c) pay all costs and expenses including legal fees incurred by Management and/or EECI in connection with claim or suit.

            SECTION 5.2. INDEMNIFICATION OF THE MLP. Pursuant to Section 2.6(d) of that certain Omnibus Agreement dated as of even date herewith between EECI, Management, the MLP and Enbridge (the "OMNIBUS AGREEMENT"), the obligations of Enbridge under SECTION 5.1 of this Agreement shall extend to the MLP.

            SECTION 5.3. INDEMNIFICATION OF ENBRIDGE AND EOSI BY MANAGEMENT AND EECI. Management and EECI will:

                  (a) indemnify and save harmless Enbridge and EOSI from and against all claims, actions, losses, expenses, costs or damages of every nature and kind whatsoever that Enbridge or EOSI (or their respective officers, employees or agents) may suffer as a result of the negligence of Management and EECI, respectively, in obtaining necessary services under this Agreement.

                  (b) defend any claim or suit brought against Enbridge or EOSI based upon such loss or damage; and

                  (c) pay all costs and expenses including legal fees incurred by Enbridge or EOSI, in connection with such claim or suit.

            SECTION 5.4. INDEMNIFICATION OF ENBRIDGE BY MLP. The indemnification provided to Management as the delegee of the power to manage and control the MLP pursuant to the Delegation of Control Agreement and the MLP Partnership Agreement, is hereby incorporated by reference and the indemnity provided in said Agreement is hereby extended to Enbridge and EOSI as an Indemnitee.

                                    ARTICLE VI
                           TRANSPORTATION RELATIONSHIP

            SECTION 6.1. TRANSPORTATION OBLIGATIONS OF MANAGEMENT. Management agrees to transport within the United States through the crude oil and liquid petroleum pipeline system located in the United States that is owned by Enbridge Energy, Limited Partnership, a Delaware limited partnership (the "OPERATING PARTNERSHIP") (the "LAKEHEAD SYSTEM"), subject to the Operating Partnership's applicable rates, rules and regulations, all liquid hydrocarbons delivered by Enbridge from the Enbridge System (as defined below) into the Lakehead System.

            SECTION 6.2.. INVOICE RIGHTS OF MANAGEMENT. As consideration for the transportation by Management of liquid hydrocarbons through the Lakehead System pursuant to SECTION 6.1, Management shall be entitled to invoice directly each shipper (a "SHIPPER") whose liquid hydrocarbons are transported through the Lakehead System, such amounts as the Operating Partnership may from time to time be permitted to charge pursuant to the Operating Partnership's applicable rates, rules and regulations; PROVIDED, HOWEVER, that, as between Enbridge and Management, Management shall bear all risk of default or non-payment by a Shipper of the amount so charged.


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            SECTION 6.3. TRANSPORTATION OBLIGATIONS OF ENBRIDGE. Enbridge agrees to transport within Canada through the crude oil and liquid petroleum pipeline system located in Canada that is owned and operated by Enbridge and certain of its affiliates (the "ENBRIDGE SYSTEM"), subject to Enbridge's applicable rates, rules and regulations, all liquid hydrocarbons delivered by Management from the Lakehead System into the Enbridge System.

            SECTION 6.4. INVOICE RIGHTS OF ENBRIDGE. As consideration for the transportation by Enbridge of liquid hydrocarbons through the Enbridge System pursuant to Section 6.3, Enbridge shall be entitled to invoice directly each Shipper whose liquid hydrocarbons are transported through the Enbridge System, such amounts as Enbridge may from time to time be permitted to charge pursuant to Enbridge's applicable rates, rules and regulations; PROVIDED, HOWEVER, that, as between Management and Enbridge, Enbridge shall bear all risk of default or non-payment by a Shipper of the amount so charged.

                                   ARTICLE VII
                             TERMINATION OF SERVICES

            SECTION 7.1. TERM; TERMINATION RIGHTS. The term of this Agreement shall commence as of the Effective Date above and shall continue until terminated with this SECTION 7.1. Subject to SECTION 7.2, any party shall have the right at any time to terminate all or any part of the services provided under this Agreement as to itself upon not less than 30 days' prior written notice. Such termination shall not relieve a terminating party of its obligations up to and including the date of termination.

            SECTION 7.2. OBLIGATIONS UPON TERMINATION. Pursuant to SECTION 2.6(c) of the Omnibus Agreement, to the extent that Enbridge is providing services under this Agreement to Management as the delegee of the power to manage and control the MLP as of the effective date of:

      (i)   withdrawal by EECI as the general partner of the MLP;

      (ii) removal of EECI as the general partner of the MLP under circumstances where "cause" exists; or

      (iii) transfer of the capital stock of EECI to any person that is not an Affiliate of Enbridge,

then Enbridge shall be obligated to provide such services on substantially the same terms and conditions as provided in this Agreement, to the MLP for twelve
(12) months following such effective date, but shall have no such obligation under this Agreement thereafter.

                                   ARTICLE VIII
                                  MISCELLANEOUS

            SECTION 8.1. NO JOINT VENTURE. This Agreement is not intended to create, and shall not be construed as creating, any relationship of partnership, agency, joint venture or association for profit between the parties.


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            SECTION 8.2. NO FIDUCIARY DUTIES. The parties hereto shall not have any fiduciary obligations or duties to the other parties by reason of this Agreement. Subject to the Omnibus Agreement among EECI, the MLP, Enbridge and Management dated as of even date herewith, any party hereto may conduct any activity or business for its own profit whether or not such activity or business is in competition with any activity or business of the other party.

            SECTION 8.3. NO REPRESENTATIONS OR WARRANTIES. The services to be provided hereunder shall be provided on the basis that Enbridge and EOSI do not make any warranties or representations, express or implied, with respect to such services save and except that such services shall be provided by qualified personnel in a professional and timely manner.

            SECTION 8.4. FORCE MAJEURE. If either party to this Agreement is rendered unable by force majeure to carry out its obligations under this Agreement, other than Management's or EECI's obligation to make payments to Enbridge and EOSI as provided for herein, that party shall give the other parties prompt written notice of the force majeure with reasonably full particulars concerning it. Thereupon, the obligations of the party giving the notice, insofar as they are affected by the force majeure, shall be suspended during, but no longer than the continuance of, the force majeure. The affected party shall use all reasonable diligence to remove or remedy the force majeure situation as quickly as practicable.

      The requirement that any force majeure situation be removed or remedied with all reasonable diligence shall not require the settlement of strikes, lockouts or other labor difficulty by the party involved, contrary to its wishes. Rather, all such difficulties, may be handled entirely within the discretion of the party concerned.

      The term "force majeure" means any one or more of:

      (a)   an act of God;

      (b) a strike, lockout, labor difficulty or other industrial disturbance;

      (c) an act of a public enemy, war, blockade, insurrection or public riot;

      (d)   lightning, fire, storm, flood or explosion;

      (e)   governmental action, delay, restraint or inaction;

      (f)   judicial order or injunction;

      (g)   material shortage or unavailability of equipment; or

      (h) any other cause or event, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

            SECTION 8.5, FURTHER ACTS. Each party shall from time to time, and at all times, do such further acts and execute and deliver all such further deeds and documents as shall be reasonably requested by another party in order to fully perform and carry out the terms of this Agreement.


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            SECTION 8.6. TIME OF THE ESSENCE. Time is of the essence in this
Agreement.

            SECTION 8.7. NOTICES. Any notice, request, demand, direction or other communication required or permitted to be given or made under this Agreement to a party shall be in writing and may be given by hand delivery, postage prepaid first-class mail delivery, delivery by a reputable international courier service guaranteeing next business day delivery or by facsimile (if confirmed by one of the foregoing methods) to such party at its address noted below:

      (a)   in the case of Enbridge, to:

                  Enbridge Pipelines Inc.
                  3000 425 - 1st Street S.W.
                  Calgary, Alberta  T2P 3L8
                  Attention:  President
                  Facsimile:  (403) 231-3920

      (b)   in the case of EECI, to:

                  Enbridge Energy Company, Inc.
                  1100 Louisiana, Suite 3330
                  Houston, Texas  77002
                  Attention:  President
                  Facsimile:  (713) 821-2229

      (c)   in the case of EOSI, to:

                  Enbridge Operational Services, Inc.
                  10201 Jasper Avenue
                  Edmonton, Alberta  T5J 2J9
                  Attention:  President
                  Facsimile:  (780) 420-5389

      (d)   in the case of Management, to:

                  Enbridge Energy Management, L.L.C.
                  1100 Louisiana, Suite 3300
                  Houston, Texas  77002
                  Attention:  President
                  Facsimile:  (713) 821-2229

or at such other address of which notice may have been given by such party in accordance with the provisions of this Section.

            SECTION 8.8. COUNTERPARTS. This Agreement may be executed in several counterparts, no one of which needs to be executed by all of the parties. Such counterpart, including a facsimile transmission of this Agreement, shall be deemed to be an original and shall


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have the same force and effect as an original. All counterparts together shall constitute but one and the same instrument.

            SECTION 8.9. APPLICABLE LAW. In the provision of services hereunder, the parties shall comply with and observe all applicable laws, regulations and orders of any proper authority having jurisdiction over the services provided. This Agreement shall be construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, excluding any conflicts of law rule or principle that might refer the construction or interpretation hereof to the laws of another jurisdiction.

            SECTION 8.10. BINDING EFFECT; ASSIGNMENT. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties.

            SECTION 8.11. RULES OF CONSTRUCTION. The following provisions shall be applied wherever appropriate herein:

       (i) "herein," "hereby," "hereunder," "hereof," "hereto" and other equivalent words shall refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used;

       (ii) "including" means "including without limitation" and is a term of illustration and not of limitation;

       (iii) all definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

       (iv) unless otherwise expressly provided, any term defined herein by reference to any other document shall be deemed to be amended herein to the extent that such term is subsequently amended in such document;

       (v) references herein to other documents and agreements shall mean such documents and agreements as amended and restated from time to time;

       (vi) wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

       (vii) this Agreement shall not be construed against any person as the principal draftsperson hereof;

       (viii) the section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such Section, or in any way affect this Agreement; and

       (ix) any references herein to a particular Section, Article, Exhibit or Schedule means a Section or Article of, or an Exhibit or Schedule to, this Agreement unless another agreement is specified.


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            SECTION 8.12. CONFIDENTIALITY OF INFORMATION.

                  (a) Each party to this Agreement agrees to keep all information provided by the other party (the "DISCLOSING PARTY") to it (the "RECEIVING PARTY") confidential, and a receiving party shall not, without the prior consent of an authorized senior officer of the disclosing party, disclose any part of such information which is not available in the public domain from public or published information or sources except:

                        (i) to those of its employees who require access to the information in connection with performance of the Operational Services by a receiving party under this Agreement;

                        (ii) as in the receiving party's judgment may be appropriate to be disclosed in connection with the provision by the receiving party of the Operational Services hereunder;

                        (iii) as the receiving party may be required to disclose in connection with the preparation by the receiving party or any of its affiliates of reporting documents, including annual financial statements, annual reports and any filings or disclosure required by statute, regulation or order of a regulatory authority; and

                        (iv) to such legal and accounting advisors, valuers and other experts as in the receiving party's judgment may be appropriate or necessary in order to permit the receiving party to rely on the services of such persons in carrying out the receiving party's duties under this Agreement.
                  (b) The covenants and agreements of the parties to this Agreement shall not apply to any information:

                        (i) which is lawfully in the receiving party's possession or in the possession of its professional advisors or its personnel, as the case may be, at the time of disclosure and which was not acquired directly or indirectly from the disclosing party;

                        (ii) which is at the time of disclosure in, or after disclosure falls into, the public domain through no fault of the receiving party or its personnel;

                        (iii) which, subsequent to disclosure by the disclosing party, is received by the receiving party from a third party who, insofar as is known to the receiving party, is lawfully in possession of such information and not in breach of any contractual, legal or fiduciary obligation to the disclosing party and who has not required the receiving party to refrain from disclosing such information to others; and

                        (iv) disclosure of which the receiving party reasonably deems necessary to comply with any legal or regulatory obligation which the receiving party believes in good faith it has.


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            SECTION 8.13. INTELLECTUAL PROPERTY.

                  (a) In this SECTION 8.14, "Intellectual Property" means the rights to (i) inventions, (ii) all granted patents for inventions, including reissue thereof, (iii) copyrights, (iv) industrial designs, (v) trademarks, (vi) trade secrets, (vii) know-how and (viii) any other industrial or intellectual property right, in every country where same exists from time to time, all applications therefor, the right to make applications therefor and the right to claim priority therefrom as provided by international convention.

                  (b) All Intellectual Property that is conceived, developed, produced, substantiated, or first reduced to practice by Enbridge in the course of performing the Operational Services pursuant to this Agreement shall accrue to and be owned by the Management or EECI, as the case may be, subject only to the grantback of a non-exclusive, worldwide, royalty-free, perpetual right and license to Enbridge to reproduce, translate, modify, revise, make, use and have made that Intellectual Property as reasonably required in connection with the internal business purposes of Enbridge.

            SECTION 8.14. INVALIDITY OF PROVISIONS. In the event that one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

            SECTION 8.15. MODIFICATION; AMENDMENT. Subject to obtaining the necessary regulatory approvals, this Agreement may not be modified or amended except by an instrument in writing signed by each of the parties hereto or by their respective successors or permitted assigns.

            SECTION 8.16. ENTIRE AGREEMENT. This Agreement constitutes the whole and entire agreement between the parties hereto and supersedes any prior agreement, undertaking, declarations, commitments or representations, verbal or oral, in respect of the subject matter hereof.



                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement with effect as of the date first above written.

                                    ENBRIDGE PIPELINES INC.


                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________

                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________



                                    ENBRIDGE ENERGY COMPANY, INC.


                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________



                                    ENBRIDGE OPERATIONAL SERVICES, INC.


                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________



                                    ENBRIDGE ENERGY MANAGEMENT, L.L.C.


                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________



               SIGNATURE PAGE TO OPERATIONAL SERVICES AGREEMENT

                                    EXHIBIT A
        to Operational Services Agreement dated [____________], 2002 between Enbridge Pipelines, Inc.,
                         Enbridge Energy Company, Inc.,
                  Enbridge Operational Services, Inc., and
                     Enbridge Energy Management, L.L.C.

Enbridge and EOSI shall provide Management (referred to herein collectively with the MLP as "MANAGEMENT") and EECI (to the extent necessary) with certain services in general, including:

(a) providing executive, administrative and other services on an "as required" basis to Management and EECI;

(b) tracking all shipments of liquid hydrocarbons and natural gas within the pipeline systems in Canada and the United States;

(c) monitoring capacity available in Canada and the United States to transport liquid hydrocarbons, as well as identifying "bottlenecks" where capacity is, or will become, inadequate to meet all shippers' requirements;

(d) scheduling all shipments of liquid hydrocarbons in Canada and the United States; and

(e) in co-operation with Management and EECI, and subject to applicable laws, codes and local requirements, setting standards for integrity, operation, maintenance and replacement of the pipeline systems in Canada and the United States.

In particular, Enbridge and EOSI will provide Management and EECI with the following services:

1. Maintain their respective tariff lists comprising shippers and other interested parties.

2. Receive tenders/nominations on their behalf, schedule and co-ordinate monthly receipt and delivery levels, pumping rates, inventory levels, and daily pump orders.

3.    Determine working stock requirements of Lakehead and EECI's systems.

4.    Provide advisory services with respect to oil measurement activities.

5.    Provide short and long term pumping forecasts.

6. Provide oil accounting services, including preparation of invoices for transportation services, and co-coordinating accounting practices and procedures.

7. Provide advisory services with respect to specifications for control system hardware and software requirements so as to assure compatibility between all portions of the Enbridge System and the Lakehead System.


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8.    Provide computer application development and support services for all computer applications that are required so as to assure compatibility between the Enbridge System and the Lakehead System.

9. Provide advisory services and assistance for the MLP's systems computer equipment and software acquisition, implementation and maintenance.

10. Provide computer time and resources for the MLP's systems computer applications and other computer services for Management and EECI.

11. Provide advisory services and assistance with respect to telecommunications, control circuits and related communication services.

12.   Provide patrol and other aircraft services.

13. Provide advisory services with respect to Management and EECI pipeline operating standards and procedures.

14.   Provide advisory services with respect to electrical standards.

15. Determine electric power requirements and costs as well as advise as to changes or alterations to equipment desirable for increased efficiency.

16. Provide planning studies and recommend as to short and long term facility needs to meet throughput requirements and to improve operational integrity of the Enbridge System and the Lakehead System.

17. Carrying out hydraulic studies which are required for facility planning and design and to optimize Enbridge System and Lakehead System operations.

18. Provide engineering services related to Lakehead System operations, existing facilities and, as required, for new facilities.

19.   Undertake Lakehead System revenue and tariff studies.


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